Exhibit 99.3

Lincoln Financial Group
June 30, 2008
General Account Supplement

This document is dated July 29, 2008. The data contained in this document may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Available-For-Sale ("AFS") by Industry Classifications
Amounts in Millions

	As of 06/30/2008					As of 03/31/2008
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	10,896	82	(681)	10,297	18.9%	11,095	194	(572)	10,716	19.3%
Basic Industry	2,195	33	(81)	2,147	3.9%	2,148	58	(67)	2,138	3.8%
Capital Goods	2,683	42	(58)	2,667	4.9%	2,685	80	(40)	2,725	4.9%
Communications	2,803	63	(100)	2,766	5.1%	2,865	85	(100)	2,849	5.1%
Consumer Cyclical	2,933	36	(159)	2,810	5.2%	3,048	59	(130)	2,978	5.4%
Consumer Non-Cyclical	4,110	54	(76)	4,088	7.5%	4,010	122	(44)	4,088	7.3%
Energy	2,886	71	(43)	2,914	5.3%	2,679	143	(25)	2,797	5.0%
Technology	744	11	(11)	744	1.4%	656	18	(6)	668	1.2%
Transportation	1,291	25	(54)	1,262	2.3%	1,351	49	(44)	1,356	2.4%
Industrial Other	675	11	(15)	671	1.2%	712	24	(8)	728	1.3%
Utilities	8,391	125	(202)	8,314	15.3%	8,262	254	(114)	8,402	15.1%
Asset-Backed Securities ("ABS")

Collaterized Debt Obligations ("CDO")/ Credit-Linked Notes ("CLN") [1]	1,049	9	(418)	640	1.2%	1,050	9	(441)	617	1.1%
Commercial Real Estate ("CRE") CDO	62	-	(8)	54	0.1%	62	-	(9)	53	0.1%
Credit Card	172	1	(11)	162	0.3%	160	-	(14)	146	0.3%
Home Equity	1,185	1	(251)	935	1.7%	1,195	5	(177)	1,023	1.8%
Manufactured Housing	154	4	(8)	150	0.3%	158	7	(5)	160	0.3%
Auto Loan	1	-	-	1	-	3	-	-	3	-
Other	223	4	(7)	220	0.4%	228	8	(7)	230	0.4%
Commercial Mortgage-Backed Securities ("CMBS")
Non-Agency Backed	2,628	21	(182)	2,467	4.5%	2,637	30	(181)	2,485	4.5%
Collaterized Mortgage Obligations ("CMO")
Agency Backed	4,643	66	(37)	4,672	8.6%	4,686	126	(28)	4,785	8.6%
Non-Agency Backed	2,245	1	(381)	1,865	3.4%	2,328	4	(301)	2,030	3.6%
Mortgage Pass Throughs
Agency Backed	1,438	13	(10)	1,441	2.6%	1,120	28	(2)	1,146	2.1%
Non-Agency Backed	149	-	(17)	132	0.2%	151	-	(19)	132	0.2%
Municipals
Taxable	125	4	(1)	128	0.2%	131	6	-	138	0.2%
Tax-Exempt	5	-	-	5	-	6	-	-	6	0.0%
Government/Government Agencies
United States	1,195	93	(7)	1,281	2.3%	1,255	137	(2)	1,390	2.5%
Foreign	1,570	64	(48)	1,586	2.9%	1,667	101	(31)	1,737	3.1%
Redeemable Preferred Stock	102	2	(5)	99	0.2%	102	2	(7)	97	0.2%

AFS - Fixed Maturities	56,553	836	(2,871)	54,518	100.0%	56,448	1,549	(2,375)	55,623	100.0%
AFS - Equities	617	39	(192)	464		556	7	(89)	474
Total AFS Securities	57,170	875	(3,063)	54,982		57,005	1,557	(2,464)	56,098
Trading Securities [2]	2,423	222	(95)	2,550		2,506	288	(80)	2,714
Total AFS & Trading Securities	59,593	1,097	(3,158)	57,532		59,510	1,844	(2,544)	58,811

[1] Includes amortized cost of $850 million as of 6/30/08 and 3/31/2008, related to credit-linked notes. For additional information, see the CLN disclosure starting on page 113 of the 2007 Form 10-K.
[2] The trading securities support our modified coinsurance arrangements ("Modco") and the investment results are passed directly to the reinsurers.

Lincoln Financial Group
AFS - Exposure to Residential MBS ("RMBS") and Related Collateral
As of 6/30/2008
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
RMBS	8,110	8,474	6,030	5,989	1,343	1,546	737	940	-	-
ABS	935	1,185	-	-	15	15	334	406	586	764
Total	9,045	9,659	6,030	5,989	1,358	1,561	1,071	1,346	586	764

Rating
AAA	8,434	8,707	5,990	5,949	1,108	1,201	913	1,063	423	494
AA	423	577	20	21	209	275	107	151	87	130
A	70	99	20	19	17	27	12	20	21	33
BBB	60	113	-	-	10	19	-	-	50	94
BB and below	58	164	-	-	14	39	39	112	5	13
Total	9,045	9,660	6,030	5,989	1,358	1,561	1,071	1,346	586	764

Origination Year
2004 and prior	4,192	4,306	3,131	3,098	402	441	362	409	297	358
2005	1,553	1,697	806	819	252	279	291	345	204	254
2006	1,019	1,282	342	344	249	307	343	480	85	152
2007 and forward	2,281	2,373	1,751	1,728	455	534	75	112	-	-
Total	9,045	9,658	6,030	5,989	1,358	1,561	1,071	1,346	586	764

Note: This table does not include the fair value of trading securities totaling $195 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $195 million in trading securities consisted of
$152 million prime, $27 million Alt-A, and $16 million subprime.

Lincoln Financial Group
AFS - Asset-Backed Securities - Consumer Loan
As of 6/30/2008
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	130	139	130	139	-	-
AA	1	1	-	-	1	1
BBB	32	33	32	33	-	-
Total	163	173	162	172	1	1

[1] - Additional indirect credit card exposure through structured securities is excluded from this table.
See the CLN disclosure starting on page 113 of the 2007 Form 10-K.

Note: This table does not include the fair value of trading securities totaling $5 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $5 million in trading securities consisted of $5 million credit card securities.

Lincoln Financial Group
AFS - Commercial Mortgage-Backed Securities
As of 6/30/2008
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDO
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	2,467	2,628	2,331	2,461	136	167	-	-
CRE CDO	54	62	-	-	-	-	54	62
Total	2,521	2,690	2,331	2,461	136	167	54	62

Rating
AAA	1,772	1,815	1,666	1,700	75	77	31	38
AA	406	445	396	424	7	17	3	4
A	230	281	158	194	52	67	20	20
BBB	88	110	86	104	2	6	-	-
BB and below	25	39	25	39	-	-	-	-
Total	2,521	2,690	2,331	2,461	136	167	54	62

Origination Year
2004 and prior	1,776	1,810	1,673	1,705	80	81	23	24
2005	385	446	331	370	44	61	10	15
2006	235	290	202	242	12	25	21	23
2007	125	144	125	144	-	-	-	-
Total	2,521	2,690	2,331	2,461	136	167	54	62

Note: This table does not include the fair value of trading securities totaling $102 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $102 million in trading securities consisted of $99 million CMBS and $3 million CRE CDOs.

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of 6/30/2008
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amt $	%	State	Amt $	%
Apartment	742	10%	CA	1,614	21%
Retail	1,852	24%	TX	628	8%
Office Building	2,559	33%	MD	437	6%
Industrial	1,988	26%	FL	339	4%
Hotel/Motel	297	4%	TN	325	4%
Mixed Use	132	2%	AZ	323	4%
Other Commercial	108	1%	NC	320	4%
Total	7,678	100%	VA	319	4%
			WA	302	4%
			IL	290	4%
Geographic Region	Amt $	%	PA	261	3%
New England	193	3%	GA	244	3%
Middle Atlantic	512	7%	OH	221	3%
East North Central	832	11%	NV	211	3%
West North Central	421	5%	IN	196	3%
South Atlantic	1,806	23%	NJ	148	2%
East South Central	426	5%	MN	139	2%
West South Central	680	9%	SC	136	2%
Mountain	752	10%	MA	134	2%
Pacific	2,056	27%	Other states under 1%	1,091	14%
Total	7,678	100%	Total	7,678	100%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 6/30/2008
Amounts in Millions

		Insured	Total	Total	Total	Total
Monoline Name	Direct Exposure	Bonds [1],[2]	Amortized Cost	Unrealized Gain	Unrealized (Loss)	Fair Value
AMBAC	-	275	275	3	(48)	230
ASSURED GUARANTY LTD	30	-	30	-	-	30
CAPMAC	-	3	3	-	-	3
CMAC	-	-	-	-	-	-
FGIC	3	101	104	-	(31)	73
FSA	-	71	71	1	(5)	67
MBIA	12	137	149	2	(15)	136
MGIC	12	7	19	-	(2)	17
PMI GROUP INC	27	-	27	-	(7)	20
RADIAN GROUP INC	19	-	19	-	(9)	10
SECURITY CAPITAL ASSURANCE LTD	1	-	1	-	-	1
XL CAPITAL LTD	72	74	146	2	(19)	129
Total	176	668	844	8	(136)	716

[1] - The second quarter amounts include insured bonds not previously reported. These insured bonds had an amortized cost of $318 million and a fair value of $242 million as of June 30, 2008.
[2] - Additional indirect insured exposure through structured securities is excluded from this table. See the CLN disclosure starting on page 113 of the 2007 Form 10-K.

Note: This table does not include the fair value of trading securities totaling $33 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $33 million in trading securities consisted of $9 million of direct exposure and $24 million of insured exposure. This table also excludes insured exposure totaling $16 million for a guaranteed investment tax credit partnership.